UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K dated September 30, 2009

Atlas Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-32169 (Commission File Number)	51-0404430 (IRS Employer Identification Number)

Westpointe Corporate Center One

1550 Coraopolis Heights Road

Moon Township, PA 15108

(Address of Principal Executive Offices) (Zip Code)

412-262-2830

(Registrant’s telephone number, including area code)

Atlas America, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On September 30, 2009, Atlas Energy, Inc. (the “Company”) filed a Form 8-K to report that it had closed its merger with Atlas Energy Resources, LLC. In response to part (b) of Item 9.01 of such Form 8-K, the Company stated that it would file the required pro forma financial information by amendment, as permitted by the form’s rules. The Company is filing this Amendment No. 1 on Form 8-K to provide the pro forma financial information required by Item 9.01(b) of the form.

Item 9.01	Exhibits.

(b)	Pro forma financial information.

The required unaudited pro forma financial information reflecting the merger with Atlas Energy Resources, LLC is attached as Exhibit 99.4 to this Amendment No. 1 on Form 8-K.

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2009, by and among Atlas America, Inc., Atlas Energy Resources, LLC, Atlas Energy Management, Inc. and ATLS Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of Atlas America, Inc.’s Current Report on Form 8-K, filed on April 27, 2009)

3.1*	Amended and Restated Certificate of Incorporation of Atlas Energy, Inc.

3.2*	Amended and Restated Bylaws of Atlas Energy, Inc.

10.1*	Atlas America, Inc. 2009 Stock Incentive Plan

23.1*	Consent of Grant Thornton LLP, independent registered public accounting firm for Atlas Energy Resources, LLC

99.1*	Press Release, dated September 25, 2009, announcing the result of the Atlas America, Inc. and Atlas Energy Resources, LLC special meetings

99.2*	Press Release, dated September 29, 2009, announcing completion of the Merger

99.3*	The following consolidated financial statements of Atlas Energy Resources, LLC are filed herewith:

Atlas Energy Resources, LLC Consolidated Financial Statements:

(a) Report of Independent Registered Public Accounting Firm

(b) Consolidated Balance Sheets as of December 31, 2008 and 2007

(c) Combined and Consolidated Statements of Operations for the years ending December 31, 2008, 2007 and 2006

(d) Combined and Consolidated Statements of Comprehensive Income for the years ending December 31, 2008, 2007 and 2006

(e) Combined and Consolidated Statements of Stockholders’ Equity for the years ending December 31, 2008, 2007 and 2006

	(f)	Combined and Consolidated Statements of Cash Flows for the years ending December 31, 2008, 2007 and 2006

	(g)	Notes to Combined and Consolidated Financial Statements

Atlas Energy Resources, LLC unaudited interim Consolidated Financial Statements:

	(h)	Consolidated Balance Sheets (unaudited) as of June 30, 2009 and December 31, 2008

	(i)	Consolidated Statements of Operations (unaudited) for the six months ended June 30, 2009 and 2008

	(j)	Consolidated Statements of Stockholders’ Equity (unaudited) for the six months ended June 30, 2009 and 2008

	(k)	Consolidated Statements of Cash Flows (unaudited) for the six months June 30, 2009 and 2008

	(l)	Notes to Consolidated Financial Statements

99.4	Unaudited Pro Forma Condensed Consolidated Financial Information

*	Exhibits filed with the Form 8-K dated September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY, INC.

Date: October 16, 2009	By:	/S/ LISA WASHINGTON
Lisa Washington
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2009, by and among Atlas America, Inc., Atlas Energy Resources, LLC, Atlas Energy Management, Inc. and ATLS Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of Atlas America, Inc.’s Current Report on Form 8-K, filed on April 27, 2009)

3.1*	Amended and Restated Certificate of Incorporation of Atlas Energy, Inc.

3.2*	Amended and Restated Bylaws of Atlas Energy, Inc.

10.1*	Atlas America, Inc. 2009 Stock Incentive Plan

23.1*	Consent of Grant Thornton LLP, independent registered public accounting firm for Atlas Energy Resources, LLC

99.1*	Press Release, dated September 25, 2009, announcing the result of the Atlas America, Inc. and Atlas Energy Resources, LLC special meetings

99.2*	Press Release, dated September 29, 2009, announcing completion of the Merger

99.3*	The following consolidated financial statements of Atlas Energy Resources, LLC are filed herewith:

Atlas Energy Resources, LLC Consolidated Financial Statements:

	(a)	Report of Independent Registered Public Accounting Firm

	(b)	Consolidated Balance Sheets as of December 31, 2008 and 2007

	(c)	Combined and Consolidated Statements of Operations for the years ending December 31, 2008, 2007 and 2006

	(d)	Combined and Consolidated Statements of Comprehensive Income for the years ending December 31, 2008, 2007 and 2006

	(e)	Combined and Consolidated Statements of Stockholders’ Equity for the years ending December 31, 2008, 2007 and 2006

	(f)	Combined and Consolidated Statements of Cash Flows for the years ending December 31, 2008, 2007 and 2006

	(g)	Notes to Combined and Consolidated Financial Statements

Atlas Energy Resources, LLC unaudited interim Consolidated Financial Statements:

	(h)	Consolidated Balance Sheets (unaudited) as of June 30, 2009 and December 31, 2008

	(i)	Consolidated Statements of Operations (unaudited) for the six months ended June 30, 2009 and 2008

	(j)	Consolidated Statements of Stockholders’ Equity (unaudited) for the six months ended June 30, 2009 and 2008

	(k)	Consolidated Statements of Cash Flows (unaudited) for the six months June 30, 2009 and 2008

	(l)	Notes to Consolidated Financial Statements

99.4	Unaudited Pro Forma Condensed Consolidated Financial Information

*	Exhibits filed with the Form 8-K dated September 30, 2009